UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 6, 2008

First South Bancorp, Inc.

(Exact name of registrant specified in its charter)

South Carolina	000-28037	57-1086258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 John B. White Sr. Boulevard Spartanburg, South Carolina	29306
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (864) 595-0455

[not applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Financial Statements and Exhibits

(c) Exhibit 99 Registrant’s Third Quarter 2008 Earnings Release.

Item 9.01	Results of Operations and Financial Condition.

Third Quarter 2008 Earnings - Please see Exhibit 99 for the Registrant’s Third Quarter 2008 earnings release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST SOUTH BANCORP, INC.

(Registrant)

Date: October 7, 2008	By: /s/ V. Lewis Shuler
V. Lewis Shuler
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99 Registrant’s Third Quarter 2008 earnings release.